SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 1, 1997
                                                        ----------------


                        Craig Consumer Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                   0-27882                     95-04228391
----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



13845 Artesia Boulevard, Cerritos, California                    90703-9000
---------------------------------------------                    ----------
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  562-926-9944
                                                  -----------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On August 1, 1997, Craig Consumer Electronics, Inc. (the "Company" or "Registrant") filed a Petition for Reorganization under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court for the Central District of
California. These proceedings are pending under the caption "In re: Craig Consumer Electronics, Inc. f/k/a Berel Industries, Inc.," Case No. LA 97-39551VZ.

     The Registrant was in default under its existing revolving line of credit with BT Commercial Corporation, as agent for a syndicate of banks ("BT"), and the line of credit was due to mature on August 5, 1997. After extensive efforts to obtain the necessary financing to make available inventory and to provide working capital for the Company in order to replace the Company's revolving line of credit with BT, management determined that the Company could not obtain the necessary financing without filing a Chapter 11 bankruptcy petition. Immediately prior to the Company's filing the bankruptcy petition, the Company's working capital was severely limited and, pending approval of the Bankruptcy Court, the Company has negotiated financing arrangements to enable the Company to conduct its active business with a view toward reorganizing under Chapter 11 of the United States Bankruptcy Code. Effectively, the syndicate of lenders led by BT has agreed to provide limited "debtor-in-possession" financing to fund current working capital needs and other costs necessary to continue the business of the Company for the short term. Additionally, the Company is in the process of negotiating a distribution arrangement with Starlight Marketing Development Limited, an affiliate of a Hong Kong company that is a principal supplier to the Company, to make available inventory for sale to the Company's customers. The Company is hopeful that it will be able to reorganize its affairs under the protection of Chapter 11.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Craig Consumer Electronics, Inc.



Date: August 7, 1997                  By: /s/  Richard I. Berger
                                          --------------------------------------
                                          Richard I. Berger
                                          Its Chairman of the Board of Directors
                                          and President (Principal Executive)



Date: August 7, 1997                  By: /s/ Tony Chow
                                           -------------------------------------
                                           Tony Chow
                                           Chief Financial Officer
                                           (Principal Accounting Officer)


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